Exhibit 99.1

August 5th, 2009

EXPLORATION NEWS RELEASE

IMPRESSIVE RESULTS CONTINUE AT

EL GALLO IN THREE AREAS

New North Zone: 7.1 opt Silver/21.3 ft & 27.6 opt Silver/3.4 ft

East: 5.6 opt Silver/169.6 ft, including 23.9 opt Silver/13.5 ft

West: 40.7 opt Silver/6.1 ft & 61.5 opt Silver/3.9 ft

TORONTO, ONTARIO (August 5th, 2009) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce results from ten additional core holes (Table 1 & Figure 1) at its El Gallo project in Sinaloa State, Mexico. Highlights from recent drilling are summarized below:

•                  Core drilling has outlined a new mineral zone 650 ft (200 m) north of the Main Zone where all of the previous core drilling has been completed. The best results from the initial three holes included: 7.1 ounces of silver per ton (opt) (242.1 grams per tonne (gpt)) over 21.3 ft (feet) (6.5 meters (m)) and 27.6 opt silver (946.2 gpt) over 3.4 ft (1.1 m).

•                  Delineation drilling to the east in order to prepare an initial resource estimate has returned one of the best intersections (grade x width) to date from El Gallo:  5.6 opt silver (192.6 gpt) over 169.6 ft (51.7 m), including 23.9 opt silver (819 gpt) over 13.5 ft (4.1 m).

•                  Drilling to the west has expanded the mineralization in this area by a total of 260 ft (80 m) with intersections of 40.7 opt silver (1395.1 gpt) over 6.1 ft (1.9 m), 61.5 opt silver (2110 gpt) over 3.9 ft (1.2 m) and 9.1 opt silver (313.5 gpt) over 18.0 ft (5.5 m).

New North Zone Emerging

7.1 opt Silver over 21.3 ft and 27.6 opt Silver over 3.4 ft.

Three core holes tested for mineralization 650 ft (200 m) north of the Main Zone at El Gallo based on a large silver soil anomaly. These initial holes have returned very encouraging results.  Future drilling will look to extend the mineralization along strike and at depth and to determine if this mineralization connects to the Main Zone. Results from the initial holes are highlighted below:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX034	4.7	4.6	263.0	267.6	GAX034	161.0	1.4	80.2	81.6

GAX036	7.1	21.3	13.1	34.4	GAX036	242.1	6.5	4.0	10.5
And	4.0	6.6	354.3	360.9	And	138.0	2.0	108.0	110.0

GAX039	30.0	2.5	150.1	152.6	GAX039	1030.0	0.8	45.8	46.5
And	27.6	3.4	166.0	169.5	And	946.2	1.1	50.6	51.7
And	14.4	1.3	235.9	237.2	And	493.0	0.4	71.9	72.3

*Numbers may not add due to rounding

Significant Mineral Intercepts Continue in the East

5.6 opt Silver over 169.6 ft, including 23.9 opt Silver over 13.5 ft

Drilling along the east end of the Main Zone continues to encounter thick intersections of good grade. This exploration was designed to delineate the mineralization in order to prepare an initial resource estimate. Hole GAX043 returned significant results, but stopped short of the target depth while in mineralization. This hole is one of the best results to date (grade x width) from El Gallo. Drilling to extend this hole is currently planned. This result, which was better than initially anticipated, also demonstrates that the mineral zone could be offset to the southeast based on surface mapping and previously completed drilling in the area.

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX042	5.4	3.9	343.0	346.9	GAX042	184.9	1.2	104.6	105.8

GAX043**	5.6	2.6	66.9	69.6	GAX043	191.0	0.8	20.4	21.2
And	5.6	169.6	141.1	310.7	And	192.6	51.7	43.0	94.7
Including	16.6	20.5	177.2	197.7	Including	569.7	6.3	54.0	60.3
Including	33.3	6.6	187.0	193.6	Including	1140.0	2.0	57.0	59.0
Including	18.5	7.5	255.9	263.5	Including	635.6	2.3	78.0	80.3
Including	40.3	1.0	262.5	263.5	Including	1380.0	0.3	80.0	80.3
Including	23.9	13.5	272.0	285.4	Including	819.0	4.1	82.9	87.0
Including	48.6	1.5	274.8	276.2	Including	1665.0	0.5	83.8	84.2

*Numbers may not add due to rounding

**No cutoff grade used for sample interval

Drilling to the West Expands Mineralization 260 ft

61.5 opt Silver over 3.9 ft and 40.7 opt Silver over 6.1 ft

Drilling successfully expanded the mineralization in the western area by 260 ft (80 m). The furthest step out holes drilled in this area (GAX037 and GAX041) are important because 1) they encountered high grades and good widths, and 2) they demonstrate that the zone remains open to further expansion.

Hole GAX037 is of particular interest because of the long intersection of mineralization that was encountered. Several areas of El Gallo have intersected wide zones of mineralization such as GAX010: 31.6 opt silver (1082.4 gpt) over 104 ft (31.7), GAX043: 5.6 opt silver (192.6 gpt) over 169.6 ft (51.7m) and GAX032: 7.9 opt silver (269.2 gpt) over 178.8 ft (54.5 m) (See Figure 1 for hole locations). All of these intercepts start at or near surface and occur in different areas of the property. Drilling at El Gallo has consistently delivered very high grades, but the project also contains a large halo of lower grade mineralization. US Gold is studying the economics of a bulk tonnage mining scenario with the possibility of processing the low grade mineralization by a heap leach method similar to Nevada’s Rochester Mine owned by Coeur d’Alene Mines Corporation.

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX035	3.4	7.9	0.0	7.9	GAX035	115.0	2.4	0.0	2.4
And	7.2	3.6	92.8	96.5	And	248.0	1.1	28.3	29.4
And	14.2	3.9	165.4	169.3	And	487.0	1.2	50.4	51.6
And	5.6	7.9	193.9	201.8	And	190.7	2.4	59.1	61.5
And	5.5	3.7	229.5	233.2	And	190.0	1.1	70.0	71.1
And	3.6	8.3	265.7	274.0	And	122.5	2.5	81.0	83.5

GAX037	2.9	160.1	0.0	160.1	GAX037	98.9	48.8	0.0	48.8
Including	34.4	2.0	81.9	83.8	Including	1180.0	0.6	25.0	25.6
Including	40.7	6.1	119.3	125.3	Including	1395.1	1.9	36.4	38.2

GAX038	3.5	22.3	13.3	35.6	GAX038	120.5	6.8	4.1	10.9
Including	5.7	7.4	28.2	35.6	Including	194.0	2.3	8.6	10.9

GAX040	4.4	28.4	31.5	59.9	GAX040	149.9	8.7	9.6	18.3

GAX041	5.0	1.5	88.6	90.1	GAX041	173.0	0.5	27.0	27.5
And	9.1	18.0	122.0	140.1	And	313.5	5.5	37.2	42.7
And	61.5	3.9	154.9	158.8	And	2110.0	1.2	47.2	48.4
And	5.4	11.2	182.9	194.1	And	186.4	3.4	55.8	59.2

Mineralization at El Gallo occurs in quartz stockwork and breccias zones associated with moderate to strong silicification within propylitically altered volcanic rocks.  These zones occur along structures and lithologic contacts, many of which are intrusive in nature.  The structures vary in orientation; with two primary sets striking east-northeast and north-northwest.  Depending on the nature of the intrusive contacts and structures, mineralization may locally have a somewhat complex geometry, which has given rise to a drilling pattern with holes sited in more than one orientation and inclination.

ABOUT US GOLD

US Gold Corporation is a Colorado incorporated gold and silver exploration company. It has a strong treasury, no debt and significant land holdings in Nevada next to Barrick’s large Cortez Hills deposit along with a high grade silver/gold discovery in north-western Mexico. US Gold’s shares trade on the NYSE Amex and Toronto Stock Exchanges under the symbol UXG.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, US Gold’s Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 25 samples. Samples from the geochemical survey were analyzed by US Gold’s internal lab, located at the Magistral Mine, Sinaloa Mexico, utilizing atomic absorption.

All holes were drilled with HQ bits utilizing a CS-1500 truck-mounted core drill. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

US Gold — El Gallo Core Holes GAX034-43	Table 1

Hole Number	Silver	Length	From	Silver	Length	From	Azimuth		Dip
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX034	4.7	4.6	263.0	161.0	1.4	80.2	220	°	-45	°

GAX035	3.4	7.9	0.0	115.0	2.4	0.0	170	°	-45	°
And	7.2	3.6	92.8	248.0	1.1	28.3
And	14.2	3.9	165.4	487.0	1.2	50.4
And	5.6	7.9	193.9	190.7	2.4	59.1
And	5.5	3.7	229.5	190.0	1.1	70.0
And	3.6	8.3	265.7	122.5	2.5	81.0

GAX036	7.1	21.3	13.1	242.1	6.5	4.0	50	°	-45	°
And	3.4	5.3	293.1	115	1.6	89.4
And	4.0	6.6	354.3	138.0	2.0	108.0

GAX037	2.9	160.1	0.0	98.9	48.8	0.0	170	°	-65	°
Including	34.4	2.0	81.9	1180.0	0.6	25.0
Including	40.7	6.1	119.3	1395.1	1.9	36.4

GAX038	3.5	22.3	13.3	120.5	6.8	4.1	170	°	-70	°
including	5.7	7.4	28.2	194.0	2.3	8.6

GAX039	30.0	2.5	150.1	1030.0	0.8	45.8	220	°	-45	°
And	27.6	3.4	166.0	946.2	1.1	50.6
And	14.4	1.3	235.9	493.0	0.4	71.9

GAX040	4.4	28.4	31.5	149.9	8.7	9.6	218	°	-44	°

GAX041	5.0	1.5	88.6	173.0	0.5	27.0	0	°	-90	°
And	9.1	18.0	122.0	313.5	5.5	37.2
And	61.5	3.9	154.9	2110.0	1.2	47.2
And	5.4	11.2	182.9	186.4	3.4	55.8

GAX042	5.4	3.9	343.0	184.9	1.2	104.6	350	°	-45	°

GAX043	5.6	2.6	66.9	191.0	0.8	20.4	350	°	-65	°
And	5.6	169.6	141.1	192.6	51.7	43.0
Including	16.6	20.5	177.2	569.7	6.3	54.0
Including	33.3	6.6	187.0	1140.0	2.0	57.0
Including	18.5	7.5	255.9	635.6	2.3	78.0
Including	40.3	1.0	262.5	1380.0	0.3	80.0
Including	23.9	13.5	272.0	819.0	4.1	82.9
Including	48.6	1.5	274.8	1665.0	0.5	83.8

Figure 1

August 05, 2009

El Gallo Drill Hole locations - Plan (Aerial) View

211800
211900
212000
212100
212200
212300
2843400
2843300
2843200
Legend
Mineralized Foot Print
Aug 05, 2009 Core Hole Location
Jan - Jul 2009 Core Hole Location
Core Drill Hole Trace
GAX001 = Drill Hole #
0 50 100
Meters
N
0 150 300
Feet
GAX034
GAX036
GAX039
GAX035
GAX037
GAX041
GAX040
GAX038
GAX042
GAX043
GAX016
GAX018
GAX004
GAX032
GAX003
GAX013
GAX008
GAX014
GAX025
GAX029
GAX028
GAX033
GAX007
GAX017
GAX001
GAX006
GAX015
GAX027
GAX026
GAX010
GAX020
GAX019
GAX023
GAX031
GAX002
GAX012
GAX030
GAX011
GAX024
GAX005
GAX009
GAX021
GAX022

Figure 2

August 05 , 2009

El Gallo North & South Zone: Geochemistry Soil Survey Color Contour

North Zone
Main Zone
Legend
Aug 05, 2009 Core Hole Location
GAX043 = Drill Hole #
Soil Survey Silver Values
High
Medium
0
50
100
Meters
N
0
150
300
Feet
1,080 ft (330 m)
985 ft (300 m)
740 ft 225m)
2,210 ft (675m)
GAX036
GAX034
GAX039
GAX035
GAX037
GAX041
GAX040
GAX038
GAX042
GAX043

El Gallo High Grade Core Sample (August 05, 2009) — Hole GAX037	Figure 3
Quartz-Hematite Veinlets with Local Strong Galena, Sphalerite and Ag-Sulfide Cutting Propylitized Andesite

GAX037
Sample Interval 2.8 ft (0.9 m)
83.4 opt Ag (2860 gpt Ag)
Propylitized Andesite
Quartz - Hematite
Veinlets
Silver Sulfide
0
cm
5
0
in
2